                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 5, 1994.




                                           /s/  Andrew B. Craig III
                                       ---------------------------------
                                              Andrew B. Craig III

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated April 5, 1994.



                                           /s/  James W. Kienker
                                       ---------------------------------
                                               James W. Kienker

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 5, 1994.




                                           /s/ Samuel B. Hayes III
                                       ---------------------------------
                                              Samuel B. Hayes III

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 6, 1994.




                                           /s/ John Peters MacCarthy
                                       ---------------------------------
                                             John Peters MacCarthy

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 5, 1994.




                                           /s/  Richard L. Battram
                                       ---------------------------------
                                              Richard L. Battram

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 5, 1994.




                                           /s/ B. A. Bridgewater, Jr.
                                       ---------------------------------
                                             B. A. Bridgewater, Jr.

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 6, 1994.




                                              /s/ Ilus W. Davis
                                       ---------------------------------
                                                 Ilus W. Davis

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 5, 1994.




                                             /s/ Michael G. Fitt
                                       ---------------------------------
                                                Michael G. Fitt

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 7, 1994.




                                            /s/ John E. Hayes, Jr.
                                       ---------------------------------
                                              John E. Hayes, Jr.

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 5, 1994.




                                              /s/ Ike Kalangis
                                       ---------------------------------
                                                 Ike Kalangis

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 5, 1994.




                                             /s/ Lee M. Liberman
                                       ---------------------------------
                                                Lee M. Liberman

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 5, 1994.




                                           /s/ William E. Maritz
                                       ---------------------------------
                                              William E. Maritz

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 5, 1994.




                                            /s/ Andrew E. Newman
                                       ---------------------------------
                                               Andrew E. Newman

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 6, 1994.





                                             /s/ Jerry E. Ritter
                                       ---------------------------------
                                               Jerry E. Ritter

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 5, 1994.




                                            /s/ William P. Stiritz
                                       ---------------------------------
                                               William P. Stiritz

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 6, 1994.




                                            /s/ Albert E. Suter
                                       ---------------------------------
                                               Albert E. Suter

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 8, 1994.




                                           /s/ Dwight D. Sutherland
                                       ---------------------------------
                                             Dwight D. Sutherland

                           POWER OF ATTORNEY

                   1933 ACT REGISTRATION STATEMENTS

                                  OF

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ANDREW B. CRAIG III, JAMES W. KIENKER and PHILIP N. McCARTY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of (i) unsecured debt securities of Boatmen's Bancshares, Inc. ("Debt Securities") consisting of debentures, notes or other unsecured evidences of indebtedness, in one or more series, (ii) shares of preferred stock, no par value, of Boatmen's Bancshares, Inc. ("Preferred Stock"), in one or more series, (iii) depositary shares of Boatmen's Bancshares, Inc. ("Depositary Shares") evidenced by depositary receipts and evidencing fractional interests in shares of Preferred Stock, (iv) shares of common stock, par value $1.00 per share, of Boatmen's Bancshares, Inc. ("Common Stock"), or (v) warrants to purchase Debt Securities, Preferred Stock, Depositary Shares, Common Stock or some combination thereof, or any combination of the foregoing, at an aggregate initial price not to exceed $500,000,000, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated April 4, 1994.




                                           /s/ Theodore C. Wetterau
                                       ---------------------------------
                                             Theodore C. Wetterau